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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 7, 2002

                           INTERLEUKIN GENETICS, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                   000-23413                      94-3123681
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(State or other               (Commission                   (IRS Employer
jurisdiction of               File Number)               Identification No.)
 incorporation)


                      135 Beaver Street, Waltham, MA 02452
                    ----------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (781) 398-0700
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS

          99 Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


ITEM 9. REGULATION FD DISCLOSURE.

The information in this Current Report is being furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

On November 7, 2002, the Company filed with the Commission its Quarterly Report on Form 10-Q for the period ended September 30, 2002 accompanied by the certification of Philip R. Reilly, Chief Executive Officer, and Fenel M. Eloi, Chief Financial Officer, required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


INTERLEUKIN GENETICS, INC.
--------------------------
(Registrant)

Date: November 7, 2002                   /s/ Fenel . M. Eloi
      -----------------------            ---------------------------------------
                                         Fenel M. Eloi, Chief Operating Officer,
                                         Chief Financial Officer, Treasurer and
                                         Secretary and Treasurer


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                                INDEX TO EXHIBITS


EXHIBIT NUMBER                               DESCRIPTION
--------------                               -----------

     99 Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.